-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 27, 2001


                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                  333-35026              74-2440850
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      Of Incorporation)            File Number)         Identification No.)



    200 Vesey Street
    New York, New York                                        10285
  ---------------------                                     ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)


      Registrant's telephone number, including area code: (212) 526-7000


                                   No Change
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1
         -------------


     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 31, 2001 on its audits of the consolidated financial statements of Anchor National Life Insurance Company, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-4A, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated March 27, 2001 (the "Prospectus Supplement")and a prospectus, dated January 26, 2000 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              23.           Consent of Experts and Counsel











-----------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STRUCTURED ASSET SECURITIES
                                                    CORPORATION



                                              By:/s/ Ellen V. Kiernan
                                                 -----------------------------
                                                 Name:  Ellen V. Kiernan
                                                 Title:    Vice President



Dated:  March 27, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                 Description                              Page No.
-----------                 -----------                              --------


23                          Consent of Experts and Counsel              6

                   Exhibit 23 Consent of Experts and Counsel

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2001-4A, of our report dated January 31, 2001 relating to the consolidated financial statements, which appears in Anchor National Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the headings "Experts" in such Prospectus Supplement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Woodland Hills, California
March 26, 2001